Exhibit 99.2

1 November 15, 2023 Acquisition of ImmunoGen November 30, 2023

Forward-Looking Statements and Non-GAAP Financial Information

Some statements in this presentation, including those relating to the proposed acquisition of ImmunoGen by AbbVie, are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by ImmunoGen stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close, the possibility that competing offers may be made, risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, disruption from the transaction making it more difficult to maintain business and operational relationships, negative effects of this announcement or the consummation of the proposed acquisition on the market price of AbbVie's common stock and/or operating results, significant transaction costs, unknown liabilities, the risk of litigation and/or regulatory actions related to the proposed acquisition or ImmunoGen's business, risks related to the financing of the transaction, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2022 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q. AbbVie undertakes no obligation, and specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

This presentation contains certain non-GAAP financial measures. Non-GAAP financial measures are adjusted for certain non-cash items and for factors that are unusual or unpredictable, and exclude those costs, expenses and other specified items presented in AbbVie's reconciliation tables. AbbVie's management believes non-GAAP financial measures provide useful information to investors regarding AbbVie's results of operations and assist management, analysts and investors in evaluating the performance of the business. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. AbbVie does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, certain acquisition-related expenses, gains and losses from equity securities, actuarial gains and losses from pension and postretirement plan remeasurements, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

This presentation is intended for the investor community only; materials are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions.

November 30, 2023 2

3 November 30, 2023 Strategic Rationale Accelerates AbbVie’s entry into solid tumor space by providing a differentiated on - market drug for ovarian cancer, with ongoing late - stage development program to support expansion into larger treatment settings of ovarian cancer Complements and enhances AbbVie’s oncology ADC efforts by adding technologies, scientific expertise and a promising ADC pipeline targeting heme malignancies and solid tumors Maximizes ImmunoGen’s first - in - class folate receptor alpha (FR a ) directed ADC by leveraging AbbVie’s global commercial infrastructure and clinical/regulatory expertise Provides AbbVie with a potential multi - billion dollar therapy to drive long - term revenue growth through the middle of the next decade

ImmunoGen Overview

Commercial-Stage Biotechnology Company Focused on the Discovery, Development and Commercialization of Antibody-Drug Conjugates for Cancer Patients

- **Long-standing history in ADCs**
- **Novel pipeline targeting solid tumors and hematologic malignancies**
- **ImmunoGen technology has produced three approved products: KADCYLA, SARCLISA, and ELAHERE**

- **First-in-class FRα ADC, Elahere, FDA approved as a single agent for 2L+ ovarian cancer in the platinum-resistant setting (PROC)**
- **Only ADC approved in ovarian cancer and first new therapy for PROC since 2014**
- **Ongoing development to expand Elahere to larger segments of the ovarian cancer market**

KADCYLA marketed by Roche/Genentech (Genentech licensed from ImmunoGen exclusive rights to use the Company's maytansinoid TAP technology to develop anticancer products targeting HER2); SARCLISA marketed by Sanofi (ImmunoGen granted Sanofi an exclusive license to develop, manufacture, and commercialize isatuximab for relapsed and refractory multiple myeloma)

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5 November 30, 2023 Elahere Overview Anti - FR a ADC approved in the U.S. under accelerated approval pathway for 2L+ FR a high, platinum - resistant ovarian cancer First targeted agent to show overall survival benefit in platinum resistant patients Differentiated safety profile versus chemotherapy with fewer TEAEs/SAEs (e.g. fewer low blood counts, less hair loss) Rapid uptake and strong launch trajectory in first year of U.S. launch, representing one of the most successful new product launches in oncology Ongoing development program to support label expansion into additional treatment settings in ovarian cancer, including 2L+ platinum - sensitive, 1L maintenance, and FR a medium expressors TEAEs: Treatment emergent adverse events; SAEs: Serious adverse events

Ovarian Cancer Represents a Large and Underserved Market

Ovarian cancer is the leading cause of death from gynecological cancers

5-Year Survival Rate of ~50%

~85,000 ovarian cancer drug-treated new patient starts annually in US and EU5

~42,000 new patient starts are 2L+ (~45% PROC / ~55% PSOC)

Majority of ovarian cancer patients express FRα

~35% high
~30% medium

~$3B global market today

Forecast to grow 2x in 5 years and 4x in 10 years

Sources: Clarivate DRG, Evaluate Pharma, SEER database, Company estimates
PROC: Platinum-resistant ovarian cancer; PSOC: Platinum-sensitive ovarian cancer

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Elahere Development Programs in Ovarian Cancer

Expansion Opportunities in 2L+ Platinum-Sensitive, 1L Maintenance, FRα Medium Expressors

Platinum-Resistant Ovarian Cancer	• MARISOL Ph3 confirmatory study in FRα-high patients with PROC • Positive top-line data demonstrating statistically significant improvement in OS, PFS, and ORR • First therapy to demonstrate an overall survival benefit versus chemotherapy in a Ph3 trial in PROC • Designed to support full approval in US and EU (sNDA submitted to FDA and MAA accepted by EMA)	Indication expansion anticipated in the 2028-2030 timeframe
Platinum-Sensitive Ovarian Cancer	• PICCOLO Elahere monotherapy single-arm Ph2 trial in FRα-high patients with 3L+ PSOC • GLORIOSA randomized Ph3 trial for Elahere + bevacizumab maintenance in FRα-high PSOC • Trial 420 single-arm Ph2 trial for Elahere + carboplatin followed by Elahere continuation in FRα-medium and high patients with PSOC; Designed to inform a potential path to registration in recurrent PSOC	
1L Maintenance	• Plan to explore Elahere + SOC (bev or PARPi) as 1L maintenance regimen • Benefits observed in later-line PROC / PSOC subjects have potential to translate to success in 1L • Ph3 studies expected to begin in 2024 (combo w/ bev in HRD negative) and 2025 (combo w/ PARPi in HRD positive)	
FRα Medium Patients	• Strong potential in FRα-medium patients based on data generated to-date • Potential use in FRα-medium expressors expands opportunity across all segments of ovarian cancer market (1L maintenance; 2L+ PROC and PSOC) • Plan to include FRα-medium patients in future development programs for Elahere and IMGN-151	

OS: Overall survival; PFS: Progression-free survival; ORR: Objective response rate; HRD: Homologous recombination deficiency

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ImmunoGen Pipeline

Novel pipeline targeting solid tumors and hematologic malignancies

IMGN-151
Folate receptor alpha-targeting ADC

Next-generation anti-FRα ADC designed for enhanced payload delivery, cell killing, and bystander activity

ADC contains a bi-paratopic antibody (two unique arms that target different epitopes), more potent maytansine-derived payload, and cleavable peptide linker which is more stable in circulation

Expands beyond Elahere to all levels of FRα expression in ovarian cancer (low-medium) and potentially to other solid tumors that express FRα (e.g. endometrial, TNBC, NSCLC)

Phase 1 ongoing in ovarian and endometrial cancers

PIVEKIMAB SUNIRINE
CD123-targeting ADC

ADC with novel DNA alkylator payload designed for high potency against CD123-expressing hematologic malignancies

Encouraging monotherapy activity demonstrated in Phase 1 BPDCN and AML studies

Granted BTD for treatment of relapsed/refractory BPDCN, a rare and aggressive blood cancer

Pivotal phase 2 study ongoing in frontline de novo BPDCN patients, with top-line data expected in 2024

Phase 2 study underway evaluating in combination with Venclexta/azacitidine in AML

TNBC: Triple-negative breast cancer; NSCLC: Non-small cell lung cancer; BPDCN: Blastic plasmacytoid dendritic cell neoplasm; AML: Acute myeloid leukemia

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ImmunoGen Development Programs

THERAPEUTIC AREA	COMPOUND	PROGRAM	FURTHEST STAGE (PRECLINICAL / PHASE 1 / PHASE 2 / PHASE 3 / MARKETED)	STATUS
Ovarian Cancer	ELAHERE Mirvetuximab Soravtansine Anti-FRα ADC	SORAYA: Monotherapy in FRα-High Platinum-Resistant Ovarian Cancer (Single-Arm Pivotal Trial)	MARKETED	FDA APPROVED
		MIRASOL: Monotherapy in FRα-High Platinum-Resistant Ovarian Cancer (Randomized Confirmatory Trial)	PHASE 3	TOP-LINE DATA REPORTED
		GLORIOSA: Doublet with Mirvetuximab + Bevacizumab Maintenance in FRα-High Platinum-Sensitive Ovarian Cancer (Randomized Trial)	PHASE 3	
		PICCOLO: Monotherapy in FRα-High Platinum-Sensitive Ovarian Cancer (Single-Arm Trial)	PHASE 2	FULLY ENROLLED
		420: Doublet With Mirvetuximab + Carboplatin in FRα-Low, -Medium, and -High Platinum-Sensitive Ovarian Cancer (Single-Arm Trial)	PHASE 2	
	IMGN151 Anti-FRα Biparatopic ADC	Ovarian	PHASE 1	
BPDCN	Pivekimab Sunirine Anti-CD123 ADC	CADENZA (801): Monotherapy in BPDCN (Includes Single-Arm Pivotal Cohort in Frontline)	PHASE 2	PIVOTAL COHORT FULLY ENROLLED
AML	Pivekimab Sunirine Anti-CD123 ADC	802: Combination With Azacitidine and/or Venetoclax in AML	PHASE 2	
Other Solid Tumors	IMGC936 Anti-ADAM9 ADC	NSCLC, Gastric, and Pancreatic Cancers, TNBC, and Other Solid Tumors	PHASE 1	
	IMGN151 Anti-FRα Biparatopic ADC	Endometrial Cancer	PHASE 1	
		Other FRa-expressing cancers	PRECLINICAL	

● Ovarian Cancer ● Hematologic Malignancies ● Other Solid Tumors

ADAM9: ADAM metallopeptidase domain 9; CD123: Interleukin-3 receptor alpha chain; FRα: Folate receptor alpha
AML: Acute myeloid leukemia; BPDCN: Blastic plasmacytoid dendritic cell neoplasm; NSCLC: Non-small cell lung cancer; TNBC: Triple-negative breast cancer;

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ADC Technology Synergies



Opportunity to **complement AbbVie's ADC technologies** to develop compelling next-generation ADCs for a broad set of solid tumors types

ImmunoGen brings 40+ years of experience in ADC development with **unique targeted antibodies, optimized linkers for stability, and novel potent payloads**

AbbVie has developed novel ADC technology through several decades of research and brings **unique strengths in antibody engineering, drug-linker chemistry and toxin research**

Combined capabilities have the potential to develop better building blocks (payloads, linkers, targets, antibodies), which are the **key to delivering transformative ADC therapies**

Leading AbbVie Targets

- **cMET**: Teliso-V; ABBV-400; ABBV-303
- **SEZ6:** ABBV-706
- **PSMA STEAP1:** ABBV-969
- Rapidly expanding a set of novel **TOP1 ADCs**

Leading ImmunoGen Targets

- **FRα**: Elahere, IMGN-151
- **CD123:** Pivekimab sunirine

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ImmunoGen Highly Complementary to AbbVie's Solid Tumor Pipeline

			Ovarian	Lung	CRC	GEA	PDAC	HCC	H&N	TNBC	Kidney	MRPC
ADCs and other targeted therapies	*Elahere (ADC)*	*FRα (DM4 maytansinoid)*	Approved									
	IMGN-151 (ADC)	*FRα (DM21 maytansinoid)*										
	Teliso-V (ADC)	*cMET (MMAE)*										
	ABBV-400 (ADC)	*cMET (TOP1i)*										
	ABBV-706 (ADC)	*SEZ6 (TOP1i)*										
	ABBV-969 (ADC)*	*PSMA / STEAP1*										
	ABBV-303 (TriNKET)*	*cMET (NK/CD8+)*										
IO Combos	*Livmoniplimab*	*GARP/TGF-β1*										
	TTX-030	*CD39*										
	ABBV-579, ABBV-484	*PTPN2*										
	ABBV-514	*CCR8*										
	Budigalimab	*PD-1*	*Developed in combination with the rest of the IO and ADC portfolio*									

Phase 3 — Phase 2 — Phase 1 — Development under consideration

*ABBV-969: IND submission planned for December 2023; Ph1 start anticipated 1Q24. ABBV-303: IND filed; Ph1 start anticipated 1Q24.
CRC: Colorectal Cancer; GEA: Gastroesophageal adenocarcinoma; PDAC: Pancreatic ductal adenocarcinoma; HCC: Hepatocellular carcinoma; H&N: Head and neck cancer; TNBC: Triple-negative breast cancer; MRPC: Metastatic castration-resistant prostate cancer

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Transaction and Financial Overview

PURCHASE PRICE

- AbbVie has agreed to acquire all outstanding shares of ImmunoGen for a purchase price of $31.26 per share in all-cash transaction
- Premium of approximately 95% to closing share price on November 29, 2023
- Purchase price of $10.1B; Implied transaction value of ~$9.8B net of estimated cash acquired
- Will fund the transaction with a combination of cash and debt

DEAL VALUE

- As an on-market, de-risked asset, Elahere represents most substantial component of deal value; Elahere's sales expected to grow steadily in initial indication and begin to significantly increase in 2030+ following development in larger segments of the ovarian cancer market
- Modest value ascribed to next-generation anti-FRα ADC (IMGN-151) and pivekimab given early stages of development

FINANCIAL IMPACT

- Closing anticipated in the middle of 2024, subject to ImmunoGen shareholder approval, regulatory approvals and other customary closing conditions
- Expected to negatively impact adjusted diluted EPS by approximately $0.13 in 2024 (partial year based on mid-2024 close) and approximately $0.16 in 2025 based on increased R&D, operating and interest expenses; Neutral to EPS in 2026, accretive thereafter
- AbbVie maintains adjusted diluted EPS floor of $11.00 in 2024, inclusive of negative impact from ImmunoGen transaction; Will provide formal 2024 EPS guidance on 4Q23 earnings call

CAPITAL ALLOCATION PRIORITIES

- No change to AbbVie's capital allocation priorities
- Remain committed to a strong growing dividend
- Maintain flexibility for additional M&A
- Expect to maintain A3/A- credit rating

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13 November 30, 2023 Key Takeaways Accelerates and strengthens AbbVie’s presence in solid tumors and contributes meaningful revenue growth over the next decade • Elahere represents a de - risked, on - market therapy with a proven survival benefit and strong launch trajectory in initial indication • Significant expansion opportunities for broader use in ovarian cancer over time • Meaningful sales contribution in the near - term from existing indications, growing to a multi - billion dollar opportunity following development in larger segments of the ovarian cancer market over next 5 - 10 years Augments AbbVie’s solid tumor pipeline with novel ADCs and scientific expertise • Provides pipeline of novel ADCs targeting solid tumors and hematologic malignancies • Next - generation FR a ADC (IMGN - 151) provides opportunity for sustained long - term growth in ovarian cancer and expansion opportunities to other solid tumor types with FR a expression • Pivekimab sunirine represents an attractive near - term opportunity in rare hematologic malignancies